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                                                                    EXHIBIT 10.3

                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and Chevis C. Swetman (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1988 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

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                  (d)      a tender offer or exchange offer is made by any
         Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

                  1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

                  1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

                  1.1.4    "Discount Rate" means eight percent (8%).

                  1.1.5    "Early Retirement Date" means the date the
Executive: (i) attains at least age fifty-five (55); (ii) attains at least his fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

                  1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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                  1.1.7    "Normal Retirement Date" means the date the Executive
attains age sixty-five (65).

                  1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

                  1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of: (i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

                  1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

                  1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is sixty-seven percent (67%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the annual benefit set forth in subsection 2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection
         2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                  2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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pay to the Executive the benefit described in this Section 2.3.

                  2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                  2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                  2.4.1    Amount of Benefit. Subject to the provisions of
         Section 2.6 and Section 5.3, the annual benefit under this Section 2.4 is the annual benefit set forth in subsection 2.1.1.

                  2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection 2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

         2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this
Section 2.5 in lieu of any other benefit under this Agreement.

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                  2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                  3.1.1.   Amount of Benefit. The annual benefit under this
         Section 3.1 is the annual benefit set forth in Section 2.1.1.

                  3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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         subsection 3.1.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection 3.1.2 shall total one hundred eighty
         (180) substantially equal payments over a period of one hundred eighty
         (180) months.

         3.2. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                  5.1.1 Conviction in a court of competent jurisdiction of a felony; or

                  5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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         5.2      Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R.
Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                  procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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                  6.2.3    Considerations on Review. In considering the review,
         the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

         7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

         7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section
7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this
Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                             EXECUTIVE:
THE PEOPLES BANK

By: _________________________________       __________________________________

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                                                     CHEVIS C. SWETMAN

Its: _________________________________

Date: _________________                              Date:    _________________

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                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

Primary Beneficiary

Name                                       Relationship

Address

Contingent Beneficiary

Name                                       Relationship

Address

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                                            Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

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                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and Ira W. Carpenter, Jr. (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1988 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

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

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.1.4    "Discount Rate" means eight percent (8%).

         1.1.5 "Early Retirement Date" means the date the Executive: (i) attains at least age fifty-five (55); (ii) attains at least his fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

         1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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         1.1.7    "Normal Retirement Date" means the date the Executive attains age sixty-five (65).

         1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

         1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of:
(i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

         1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is fifty-eight percent (58%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the annual benefit set forth in subsection 2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 -1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection
         2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                  2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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pay to the Executive the benefit described in this Section 2.3.

                  2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                  2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                  2.4.1    Amount of Benefit. Subject to the provisions of
         Section 2.6 and Section 5.3, the annual benefit under this Section 2.4 is the annual benefit set forth in subsection 2.1.1.

                  2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection 2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

         2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this
Section 2.5 in lieu of any other benefit under this Agreement.

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                  2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                  3.1.1.   Amount of Benefit. The annual benefit under this
         Section 3.1 is the annual benefit set forth in Section 2.1.1.

                  3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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

         subsection 3.1.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection 3.1.2 shall total one hundred eighty
         (180) substantially equal payments over a period of one hundred eighty
         (180) months.

         3.2. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                  5.1.1 Conviction in a court of competent jurisdiction of a felony; or

                  5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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

         5.2 Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R.
Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                  procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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

                  6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

         7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

         7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section
7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this
Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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

right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)       Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)       Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                          EXECUTIVE:
THE PEOPLES BANK

By: _________________________________        ___________________________________

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                                                        IRA W. CARPENTER, JR.

Its: _________________________________

Date: _________________                                 Date: __________________

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

                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

Primary Beneficiary

  Name                                                Relationship

  Address

Contingent Beneficiary

  Name                                                Relationship

  Address

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                                        Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

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

                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and Jeannette E. Romero (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1988 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.1.4    "Discount Rate" means eight percent (8%).

         1.1.5 "Early Retirement Date" means the date the Executive: (i) attains at least age fifty-five (55); (ii) attains at least her fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

         1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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         1.1.7    "Normal Retirement Date" means the date the Executive attains age sixty-five (65).

         1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

         1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of:
(i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

         1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is fifty percent (50%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the annual benefit set forth in subsection 2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 -1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection
         2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                  2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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pay to the Executive the benefit described in this Section 2.3.

                  2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                  2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                  2.4.1    Amount of Benefit. Subject to the provisions of
         Section 2.6 and Section 5.3, the annual benefit under this Section 2.4 is the annual benefit set forth in subsection 2.1.1.

                  2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection 2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

         2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this
Section 2.5 in lieu of any other benefit under this Agreement.

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                  2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                  3.1.1.   Amount of Benefit. The annual benefit under this
         Section 3.1 is the annual benefit set forth in Section 2.1.1.

                  3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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

         subsection 3.1.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection 3.1.2 shall total one hundred eighty
         (180) substantially equal payments over a period of one hundred eighty
         (180) months.

         3.2. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                  5.1.1 Conviction in a court of competent jurisdiction of a felony; or

                  5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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

         5.2 Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R.
Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                  procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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

                  6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

         7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

         7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section
7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this
Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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

right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                             EXECUTIVE:
THE PEOPLES BANK

By: _________________________________       ____________________________________

                                            JEANNETTE E. ROMERO

Its: _________________________________

Date: _________________                     Date: ______________________

                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

Primary Beneficiary

Name                                          Relationship

Address

Contingent Beneficiary

Name                                          Relationship

Address

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                              Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

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

                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and Lauri A. Wood (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1992 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.1.4    "Discount Rate" means eight percent (8%).

         1.1.5 "Early Retirement Date" means the date the Executive: (i) attains at least age fifty-five (55); (ii) attains at least her fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

         1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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         1.1.7    "Normal Retirement Date" means the date the Executive attains age sixty-five (65).

         1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

         1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of:
(i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

         1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is fifty percent (50%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the annual benefit set forth in subsection 2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 -1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection
         2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                  2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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pay to the Executive the benefit described in this Section 2.3.

                  2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                  2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                  2.4.1    Amount of Benefit. Subject to the provisions of
         Section 2.6 and Section 5.3, the annual benefit under this Section 2.4 is the annual benefit set forth in subsection 2.1.1.

                  2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection 2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

         2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this
Section 2.5 in lieu of any other benefit under this Agreement.

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                  2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                  3.1.1.   Amount of Benefit. The annual benefit under this
         Section 3.1 is the annual benefit set forth in Section 2.1.1.

                  3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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

         subsection 3.1.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection 3.1.2 shall total one hundred eighty
         (180) substantially equal payments over a period of one hundred eighty
         (180) months.

         3.2. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                  5.1.1 Conviction in a court of competent jurisdiction of a felony; or

                  5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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

         5.2 Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R.
Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                  procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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

                  6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

         7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

         7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section
7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this
Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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

right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                             EXECUTIVE:
THE PEOPLES BANK

By: _________________________________        __________________________________

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                                                  LAURI A. WOOD

Its: _________________________________

Date: _________________                           Date: _________________

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

                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

Primary Beneficiary

Name                                                           Relationship

Address

Contingent Beneficiary

Name                                                           Relationship

Address

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                                      Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

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

                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and M.O. Lawrence, III (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1988 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

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

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)     To any trust, company, or
                                            partnership created solely for the
                                            benefit of any Shareholder or any
                                            spouse of or any lineal descendant
                                            of any Shareholder;

                                    (b)     To any individual or entity by bona
                                            fide gift;

                                    (c)     To any spouse or former spouse of
                                            any Shareholder pursuant to the
                                            terms of a decree of divorce;

                                    (d)     To any officer or employee of the
                                            Company pursuant to any incentive
                                            stock option plan established by the
                                            Shareholder;

                                    (e)     To any family member of any
                                            Shareholder;

                                    (f)     After receipt of any necessary
                                            regulatory approvals, to any company
                                            or partnership, including, but not
                                            limited to, a family limited
                                            partnership, a majority of the stock
                                            or interests of which company or
                                            partnership are owned by any of the
                                            Shareholder; or

                                    (g)     To any existing Shareholder as of
                                            the Effective Date.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.1.4    "Discount Rate" means eight percent (8%).

         1.1.5 "Early Retirement Date" means the date the Executive: (i) attains at least age fifty-five (55); (ii) attains at least his fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

         1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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         1.1.7    "Normal Retirement Date" means the date the Executive attains age sixty-five (65).

         1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

         1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of:
(i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

         1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is fifty percent (50%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the annual benefit set forth in subsection 2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 -1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection
         2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                  2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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pay to the Executive the benefit described in this Section 2.3.

                  2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                  2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                  2.4.1    Amount of Benefit. Subject to the provisions of
         Section 2.6 and Section 5.3, the annual benefit under this Section 2.4 is the annual benefit set forth in subsection 2.1.1.

                  2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection 2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

         2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this
Section 2.5 in lieu of any other benefit under this Agreement.

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                  2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                  3.1.1.   Amount of Benefit. The annual benefit under this
         Section 3.1 is the annual benefit set forth in Section 2.1.1.

                  3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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         subsection 3.1.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection 3.1.2 shall total one hundred eighty
         (180) substantially equal payments over a period of one hundred eighty
         (180) months.

         3.1. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                  5.1.1 Conviction in a court of competent jurisdiction of a felony; or

                  5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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

         5.2 Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R.
Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                  procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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

                  6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

         7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

         7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section
7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this
Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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

right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)     Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)     Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                             EXECUTIVE:
THE PEOPLES BANK

By: _________________________________       __________________________________

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

                                                     M.O. LAWRENCE, III

Its: _________________________________

Date: _________________                              Date:    _________________

                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

Primary Beneficiary

Name                                        Relationship

Address

Contingent Beneficiary

Name                                        Relationship

Address

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                            Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

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

                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and Robert M. Tucei (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1988 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1 "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.1.4    "Discount Rate" means eight percent (8%).

         1.1.5 "Early Retirement Date" means the date the Executive: (i) attains at least age fifty-five (55); (ii) attains at least his fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

         1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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

         1.1.7 "Normal Retirement Date" means the date the Executive attains age sixty-five (65).

         1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

         1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of:
(i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

         1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is fifty percent (50%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                           2.2.1    Amount of Benefit. The benefit under this
                  Section 2.2 is the annual benefit set forth in subsection
                  2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 -1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection 2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                           2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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         pay to the Executive the benefit described in this Section 2.3.

                           2.3.1    Amount of Benefit. The benefit under this
                  Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                           2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty (60) days of Termination of Employment.

                  2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                           2.4.1 Amount of Benefit. Subject to the provisions of Section 2.6 and Section 5.3, the annual benefit under this
                  Section 2.4 is the annual benefit set forth in subsection
                  2.1.1.

                           2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection
                  2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                           2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

                  2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this Section 2.5 in lieu of any other benefit under this Agreement.

                           2.5.1    Amount of Benefit. The benefit under this
                  Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                           2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty (60) days of Termination of Employment.

                  2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

                  3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                           3.1.1. Amount of Benefit. The annual benefit under this Section 3.1 is the annual benefit set forth in Section 2.1.1.

                           3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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                  subsection 3.1.1, in lieu of any other benefit under this
                  Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection
                  3.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  3.1. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty
         (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

                  4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

                  4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

                  Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

                  5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                           5.1.1    Conviction in a court of competent
                  jurisdiction of a felony; or

                           5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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

                  5.2 Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

                  5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R. Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under
         Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

                  6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                           6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                           6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                           6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                                    (a)      The specific reasons for the
                           denial,

                                    (b)      A reference to the specific
                           provisions of the Plan on which the denial is based,

                                    (c)      A description of any additional
                           information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                                    (d)      An explanation of the Plan's review
                           procedures and the time limits applicable to such procedures, and

                                    (e)      A statement of the Claimant's right
                           to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

                  6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                           6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                           6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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

                           6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                           6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                           6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                                    (a)      The specific reasons for the
                           denial,

                                    (b)      A reference to the specific
                           provisions of the Plan on which the denial is based,

                                    (c)      A statement that the Claimant is
                           entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                                    (d)      A statement of the Claimant's right
                           to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

                  7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

                  7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

                  7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or
         Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section 7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

                  8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

                  8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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

         right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

                  8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

                  8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

                  8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

                  8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

                  8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

                  8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                           (a)      Interpreting the provisions of the
                                    Agreement;

                           (b) Establishing and revising the method of accounting for the Agreement;

                           (c)      Maintaining a record of benefit payments;
                                    and

                           (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

                  8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

                  8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

                  IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                             EXECUTIVE:
THE PEOPLES BANK

By: _________________________________       __________________________________

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

                                                     ROBERT M. TUCEI

Its: _________________________________

Date: _________________                              Date:    _________________

                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

 Primary Beneficiary

 Name                                                           Relationship

 Address

Contingent Beneficiary

 Name                                                           Relationship

 Address


NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                                              Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and Thomas J. Sliman (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1988 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)     To any trust, company, or
                                            partnership created solely for the
                                            benefit of any Shareholder or any
                                            spouse of or any lineal descendant
                                            of any Shareholder;

                                    (b)     To any individual or entity by bona
                                            fide gift;

                                    (c)     To any spouse or former spouse of
                                            any Shareholder pursuant to the
                                            terms of a decree of divorce;

                                    (d)     To any officer or employee of the
                                            Company pursuant to any incentive
                                            stock option plan established by the
                                            Shareholder;

                                    (e)     To any family member of any
                                            Shareholder;

                                    (f)     After receipt of any necessary
                                            regulatory approvals, to any company
                                            or partnership, including, but not
                                            limited to, a family limited
                                            partnership, a majority of the stock
                                            or interests of which company or
                                            partnership are owned by any of the
                                            Shareholder; or

                                    (g)     To any existing Shareholder as of
                                            the Effective Date.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.1.4    "Discount Rate" means eight percent (8%).

         1.1.5 "Early Retirement Date" means the date the Executive: (i) attains at least age fifty-five (55); (ii) attains at least his fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

         1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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

         1.1.7 "Normal Retirement Date" means the date the Executive attains age sixty-five (65).

         1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

         1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of:
(i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

         1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is fifty percent (50%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the annual benefit set forth in subsection 2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection
         2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                  2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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

pay to the Executive the benefit described in this Section 2.3.

                  2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                  2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                  2.4.1    Amount of Benefit. Subject to the provisions of
         Section 2.6 and Section 5.3, the annual benefit under this Section 2.4 is the annual benefit set forth in subsection 2.1.1.

                  2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection 2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

         2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this
Section 2.5 in lieu of any other benefit under this Agreement.

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                  2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                  3.1.1.   Amount of Benefit. The annual benefit under this
         Section 3.1 is the annual benefit set forth in Section 2.1.1.

                  3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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

         subsection 3.1.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection 3.1.2 shall total one hundred eighty
         (180) substantially equal payments over a period of one hundred eighty
         (180) months.

         3.2. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                  5.1.1 Conviction in a court of competent jurisdiction of a felony; or

                  5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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

         5.2 Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R.
Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                  procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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

                  6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

         7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

         7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section
7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this
Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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

right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                   EXECUTIVE:
THE PEOPLES BANK

By: _________________________________      __________________________________

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

                                           THOMAS J. SLIMAN

Its: _________________________________

Date: _________________                    Date:_________________

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

                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

Primary Beneficiary

Name                                    Relationship

Address

Contingent Beneficiary

Name                                    Relationship

Address

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                                       Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

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

                          AMENDMENT AND RESTATEMENT OF
                     EXECUTIVE SUPPLEMENTAL INCOME AGREEMENT

         This Agreement, effective as of October 1, 2002 (The "Effective Date"), is made by and between The Peoples Bank, a state-chartered commercial bank with its principal office located in Biloxi, Mississippi (hereinafter referred to as the "Company"), and A. Wes Fulmer (hereinafter referred to as the "Executive"). This Agreement hereby amends and restates, in its entirety, a prior agreement, with an initial effective date of January 1, 1995 (hereinafter the "Prior Agreement"), made by and between the Company and the Executive.

                                  INTRODUCTION

         The Company and the Executive entered into the Prior Agreement in order to provide certain benefits to the Executive as an officer of the Company upon the Executive's retirement.

         The Company and the Executive, by this current Agreement, desire to amend and desire to restate the Prior Agreement, in its entirety, to include and reflect the terms set forth herein and to incorporate the benefit accumulated to date by the Executive under Prior Agreement.

         Therefore, in order to encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Change of Control" means:

                  (a) a change in the ownership of the capital stock of the Company or Peoples Financial Corporation (the "Holding Company"), whereby a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company or Holding Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's or Holding Company's outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company or Holding Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of such Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company or of the Holding Company of a merger, consolidation or reorganization plan involving the Company or Holding Company in which the Company or the Holding Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company or Holding Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company or Holding Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company or Holding Company that have an aggregate fair market value equal to fifty percent (50%) of the fair market value of all of the respective gross assets of the Company or Holding Company immediately prior to such acquisition or acquisitions; or

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

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's or Holding Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's or Holding Company's then outstanding capital stock (other than an offer made by the Company or the Holding Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Subsection (1.1.1).

                           1.1.1.1  "Permitted Transfers" means that a
                  Shareholder, as hereinafter defined in Subsection 1.1.10 may make the following transfers and such transfers shall be deemed not to be a Change of Control under Subsection 1.1.1:

                                    (a)      To any trust, company, or
                                             partnership created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (b)      To any individual or entity by bona
                                             fide gift;

                                    (c)      To any spouse or former spouse of
                                             any Shareholder pursuant to the
                                             terms of a decree of divorce;

                                    (d)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholder;

                                    (e)      To any family member of any
                                             Shareholder;

                                    (f)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership, including,
                                             but not limited to, a family
                                             limited partnership, a majority of
                                             the stock or interests of which
                                             company or partnership are owned by
                                             any of the Shareholder; or

                                    (g)      To any existing Shareholder as of
                                             the Effective Date.

         1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

         1.1.4    "Discount Rate" means eight percent (8%).

         1.1.5 "Early Retirement Date" means the date the Executive: (i) attains at least age fifty-five (55); (ii) attains at least his fifteen (15) year anniversary of employment at the Company; and, (iii) has participated in the Prior Agreement, including this amendment and restatement of the Prior Agreement, for five (5) years.

         1.1.6 "Executive Benefit Accrual" means the amount accrued as a liability to the Executive by the Company by virtue of the terms of the Prior Agreement through the Effective Date and by virtue of the terms of this Agreement under Generally Accepted Accounting Principles (GAAP).

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         1.1.7    "Normal Retirement Date" means the date the Executive attains age sixty-five (65).

         1.1.8 "Plan Year" means each twelve (12) consecutive month period commencing on the Effective Date. For example, the twelve month period commencing on the date the Company and the Executive execute this Agreement shall constitute then first Plan Year. The twelve month period following the first Plan Year shall constitute the second Plan Year and so on.

         1.1.9 "Salary" means the base annual amount, without bonus or other benefits, paid to the Executive by the Company as of the earlier to occur of:
(i) Termination of Employment; or, (ii) the Company' termination of the Agreement under Section 7.3.

         1.1.10 "Shareholder" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.1.11 "Termination of Employment" or "Terminates Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 Normal Retirement Benefit. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.

                  2.1.1 Amount of Benefit. The benefit under this Section 2.1 is fifty percent (50%) of the Executive's Salary.

                  2.1.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.1.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.1.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.2 Early Retirement Benefit. If Termination of Employment occurs on or after the Early Retirement Date and prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the annual benefit set forth in subsection 2.1.1 reduced by one-half of a percent (0.5%) for each month or partial month between Termination of Employment and the Normal Retirement Date. By way of example, assume the Executive elects to retire at age 59 1/2, which is 66 months prior to the Normal Retirement Date. Assume further the annual benefit under subsection 2.1.1 equals thirty percent (30%) of Salary. Based on these assumptions the percentage of Salary payable under this subsection
         2.2.1 would equal 30% times 67% (100% minus the product of 66 times 0.5%). The resulting annual benefit under this subsection 2.2.1, based on the assumptions in this example, would equal 20.10% (30% multiplied by 67%) of Salary.

                  2.2.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.2.1 for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this subsection 2.2.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

         2.3 Termination of Employment Prior to the Early Retirement Date or Prior to the Normal Retirement Date. Subject to the provisions of Section 2.5, if Termination of Employment occurs, for reasons other than death or Disability, before either the Early Retirement Date or prior to the Normal Retirement Date, the Company shall

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

pay to the Executive the benefit described in this Section 2.3.

                  2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Executive Benefit Accrual as of Termination of Employment.

                  2.3.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.3.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.4 Disability Benefit. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.

                  2.4.1    Amount of Benefit. Subject to the provisions of
         Section 2.6 and Section 5.3, the annual benefit under this Section 2.4 is the annual benefit set forth in subsection 2.1.1.

                  2.4.2 Payment of Benefit. The Company shall pay the annual benefit determined under subsection 2.4.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's Normal Retirement Date. The monthly payments under this subsection 2.4.2 shall total one hundred eighty (180) substantially equal payments over a period of one hundred eighty (180) months.

                  2.4.3 Death During Disability. In the event the Executive dies subsequent to Termination of Employment due to Disability and prior to receiving any payment under this Agreement, the Company shall pay the Executive's designated beneficiary the annual benefit set forth in subsection 3.1.1 and in the manner set forth in Section 3.1.2 in lieu of any other benefit under this Agreement.

         2.5 Change of Control Benefit. Upon a Change of Control prior to Termination of Employment, the Company, subject to the provisions of Section 2.6 and Section 5.3, shall pay to the Executive the benefit described in this
Section 2.5 in lieu of any other benefit under this Agreement.

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 is the present value of the payments under Section 2.1, assuming, for purposes of determining present value under this subsection 2.5.1 only, that the Executive was entitled to benefit payments under Section 2.1 at Termination of Employment. In determining this present value the Company shall utilize the Discount Rate.

                  2.5.2 Payment of Benefit. The Company shall pay to the Executive the benefit set forth in subsection 2.5.1, in lieu of any other benefit under this Agreement, in a single lump-sum within sixty
         (60) days of Termination of Employment.

         2.6 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under Section 280G of the Code.

                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1. Death During Active Service. The Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1 if the Executive dies: (i) while employed by the Company; or, (ii) after Termination of Employment due to Disability prior to the Normal Retirement Date.

                  3.1.1.   Amount of Benefit. The annual benefit under this
         Section 3.1 is the annual benefit set forth in Section 2.1.1.

                  3.1.2. Payment of Benefit. The Company shall pay the annual benefit determined under

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         subsection 3.1.1, in lieu of any other benefit under this Agreement, for a period of fifteen (15) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following the Executive's death. The monthly payments under this subsection 3.1.2 shall total one hundred eighty
         (180) substantially equal payments over a period of one hundred eighty
         (180) months.

                  3.2. Death During Benefit Period. If the Executive dies after benefit payments have commenced under section of this Agreement, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts that would have been paid to the Executive had the Executive survived. If the Executive's designated beneficiary dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the present value of the remaining benefits due under this Agreement, utilizing the a discount rate of seven and one-half percent (7.5%) to determine the present value of the remaining payments, to the estate of the Executive's designated beneficiary in a single lump sum within sixty (60) days of the death of the Executive's designated beneficiary.

                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Exhibit A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Mississippi Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 Termination for Cause. If the Company terminates the Executive's employment for any of the following reasons:

                  5.1.1 Conviction in a court of competent jurisdiction of a felony; or

                  5.1.2 Fraud, dishonesty, or embezzlement. Also, any willful violation of any law or willful violation of a significant Company policy committed in connection with the Executive's employment, with either resulting in an adverse effect on the Company.

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         5.2      Suicide. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R.
Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                  6.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                           (d)      An explanation of the Plan's review
                                    procedures and the time limits applicable to such procedures, and

                           (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

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                  6.2.3    Considerations on Review. In considering the review,
         the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                           (a)      The specific reasons for the denial,

                           (b) A reference to the specific provisions of the Plan on which the denial is based,

                           (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                           (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 Amendment or Termination of Agreement. This Agreement may be amended or terminated only by at a written agreement signed by the Company and the Executive.

         7.2 Termination by Operation of Law. Notwithstanding the previous paragraph in this Article 7, the Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In the event of a termination of the Agreement under this Section 7.2, the Company shall pay to the Executive a single lump-sum payment equaling one hundred percent (100%) of the Executive Benefit Accrual one hundred eighty (180) days from termination of the Agreement.

         7.3 Termination by Company. The Company may terminate this Agreement at any time. In the event the Company terminates this Agreement, for reasons other than those set forth in Section 7.1 or Section 7.2, the Company, subject to Section 2.6 and Section 5.3, shall pay the Executive the benefit provided in subsection Section 2.5, assuming, for purposes of this Section 7.3 only, that upon Termination of the Agreement by the Company under this Section
7.3 Termination of Employment occurred, even if the Executive continues employment with the Company after Termination of the Agreement under this
Section 7.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's

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

right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Mississippi, except to the extent preempted by the laws of the United States of America.

         8.6 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 Severability. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.9 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         8.10 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either a Lifetime Benefit or a Death Benefit as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

COMPANY:                                             EXECUTIVE:
THE PEOPLES BANK

By: ___________________________             _________________________________

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                                                  A. WES FULMER

Its: _________________________________

Date: _________________________                   Date: ____________________

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                                    EXHIBIT A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Amendment and Restatement of Executive Supplemental Income Agreement between myself and The Peoples Bank:

Primary Beneficiary

Name                                   Relationship

Address

Contingent Beneficiary

Name                                   Relationship

Address

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

                                                 Date

Accepted by the Company this _____ day of _____________, 20___

By:

Title:

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